                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  October 31, 1995



                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                     1-12898                   38-2011419
         --------                     -------                   ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


27555 Farmington Road                                             48334-3357
Farmington Hills, Michigan                                        ----------
--------------------------                                        (Zip Code)
(Address of principal
  executive offices)


Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of October 25, 1995 for Series 1987-2, Distribution Reports as of November 1, 1995 for Series 1988-1 and 1988-2, and Distribution Reports as of October 20, 1995 for Series 1990-1.




                                             Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                       (Registrant)




Date:  October 31, 1995               By:   Ruth D. Brod
                                         ---------------------------
                                          Ruth D. Brod
                                          Assistant Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2


       COUPON           Principal      Number of             Interest
Class   RATE          Outstanding   Certificates             Accrued
-----  ------        -------------  ------------           ----------
2-A    6.5000%              $0.00     45,100                    $0.00

2-B    7.0000%              $0.00     18,000                    $0.00

2-C    7.0000%              $0.00     19,700                    $0.00

2-D    9.5500%      $6,906,000.00 *    6,906               $54,960.25

2-E    9.9500%     $11,115,569.19      5,200               $92,166.59
                   --------------     ------              -----------
                   $18,021,569.19     94,906              $147,126.84

       Agency MBS Collections:
               Interest                                   $150,342.84
               Principal                                  $447,997.13
       Investment Income                                      $888.27
       Excess from previous month                              215.82
                                                          -----------
       TOTAL AVAILABLE                                    $599,444.06

       Due to Class 2-D INTEREST                          ($54,960.25)
       Due to Class 2-D REDEMPTION                       ($540,379.54)
       Due to Class 2-D (rounded down to even ($1,000)   ($540,000.00)
       Excess in Collection Account                          ($379.54)
                                                          -----------
       Available for Expenses and Residual Payments         $4,104.27

       Expenses Payable                                      ($419.84)

                                                          -----------
       Net Balance                                          $3,684.43
                                                          ===========

       Due to Residual Holders                              $3,684.43  ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC
                                                                          HOLDERS ELECTING A PUT OPTION.
       Amount Payable Per Individual
       Residual Certificate (5% Denomination):              $184.2215







  Distribution Date Statement for October  25, 1995
                      Interest                       Principal         Principal         Per $1,000
      Interest      Payable Per     Principal       Payable Per       Balance After      CTF After
      Payable        $1,000 CTF      Payable         $1,000 CTF     October  25, 1995    October  25, 1995
  ----------------  ------------  --------------  ----------------  -----------------    ----------------
            $0.00     $0.000000                        $0.000000                              $0.000000

            $0.00     $0.000000                        $0.000000                              $0.000000

            $0.00     $0.000000                        $0.000000                              $0.000000

       $54,960.25     $7.958333     $540,000.00 **      -             $6,366,000.00       $1,000.000000

            $0.00     $0.000000         -               -            $11,207,735.78       $2,155.333804
      -----------                   -----------                      --------------
       $54,960.25                         $0.00                      $17,573,735.78

                    Ending Aggregate Agency MBS Balance:             $17,593,147.36

                    Excess in collection Act as of Sep 25                   $215.82
                    Accrual Distribution Amount:                         $92,166.59
                    Aggregate Cash Flow Value Decline:                  $447,997.13
                    Principal to Class 2-D Redemption                  ($540,000.00)
                                                                     --------------
                                                                            $379.54
                    Principal Distributable to Class 2-D                $540,000.00
                                                                     --------------
                    Aggregate Amount of Principal Distributable:        $540,379.54





                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Trustee
                                    Corporate Trust Division
                                    Suite 0126
                                    One First National Plaza
                                    Chicago, Illinois  60670
                                    (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                 Distribution Date Statement for November 1, 1995



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $18,403,523.05      10,440    $151,829.07      $151,829.07
                --------------     -------    -----------      -----------
                $18,403,523.05     100,000    $151,829.07      $151,829.07



      Agency MBS Collections:
              Interest                                         $153,364.95
              Principal                                        $260,328.15
      Investment Income                                          $1,071.73
                                                             -------------
      TOTAL AVAILABLE                                          $414,764.83

      Due to Certificateholders                               ($412,157.22)
                                                             -------------
      Available for Expenses and Residual Payments               $2,607.61

      Expenses Payable                                            ($411.79)
                                                             -------------
      Net Balance                                                $2,195.82
                                                             =============


      Due to Residual Holders                                    $2,195.82

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $109.7910



                                                               Principal Balance
    Interest                    Principal       Principal      Per $1,000
  Payable Per    Principal     Payable Per    Balance After    CTF After
   $1,000 CTF     Payable*      $1,000 CTF   November 1, 1995  November  1, 1995
  ------------ --------------  ------------  ----------------  ----------------
    $0.000000          $0.00     $0.000000             $0.00         $0.000000

    $0.000000          $0.00     $0.000000             $0.00         $0.000000

   $14.543014    $260,328.15    $24.935647    $18,143,194.90     $1,737.853918
                 -----------                  --------------
                 $260,328.15                  $18,143,194.90


  Ending Aggregate Agency MBS Balance:        $18,143,462.43


               Accrual Distribution Amount:                              $0.00
               Aggregate Cash Flow Value Decline:                  $260,328.15
                                                                 -------------
               *Aggregate Amount of Principal Distributable:       $260,328.15

               Principal Allocation:         Class A:                    0.000%
                                             Class B:                    0.000%




                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee
                                  Corporate Trust Division
                                  Suite 0126
                                  One First National Plaza
                                  Chicago, Illinois  60670
                                  (312)407-4660

              *

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                Distribution Date Statement for      November 1, 1995



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   6.6375%     $906,336.55      39,750      $5,013.17        $5,013.17

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%   $1,141,119.79      14,580      $6,656.53        $6,656.53

 2-Z   9.4000%  $20,125,935.59      10,200    $157,653.16            $0.00
               ---------------  ----------  -------------   --------------
                $22,173,391.93     100,000    $169,322.86       $11,669.70



      Agency MBS Collections:
              Interest                                         $175,539.48
              Principal                                        $434,841.64
      Investment Income                                          $2,137.98
                                                           ---------------
      TOTAL AVAILABLE                                          $612,519.10

      Due to Certificateholders                               ($604,164.50)
                                                           ---------------
      Available for Expenses and Residual Payments               $8,354.60

      Expenses Payable                                            ($485.57)
                                                           ---------------
      Net Balance                                                $7,869.03
                                                           ===============


      Due to Residual Holders                                    $7,869.03

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $393.4515



                                                               Principal Balance
   Interest                     Principal       Principal      Per $1,000
 Payable Per     Principal     Payable Per    Balance After    CTF After
  $1,000 CTF     Payable*       $1,000 CTF   November 1, 1995  November 1, 1995
 ------------ ---------------  ------------  ----------------  ----------------
   $0.126117     $262,267.82     $6.597933       $644,068.73        $16.202987

   $0.000000           $0.00     $0.000000             $0.00         $0.000000

   $0.000000           $0.00     $0.000000             $0.00         $0.000000

   $0.456552     $330,226.98    $22.649313       $810,892.81        $55.616791

   $0.000000         -              -         $20,283,588.75     $1,988.587132
                ------------                 ---------------
                 $592,494.80                  $21,738,550.29


 Ending Aggregate Agency MBS Balance:         $21,738,565.04


              Accrual Distribution Amount:                         $157,653.16
              Aggregate Cash Flow Value Decline:                   $434,841.64
                                                               ---------------
              *Aggregate Amount of Principal Distributable:        $592,494.80

              Principal Allocation:          Class 2-A:                44.2650%
                                             Class 2-D:                55.7350%



                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Trustee
                                 Corporate Trust Division
                                 Suite 0126
                                 One First National Plaza
                                 Chicago, Illinois  60670
                                 (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR October  20, 1995


Agency MBS Collections :
         Interest                                       $147,984.47
         Principal                                      $537,279.71
Investment Income                                           $173.29
                                                        -----------
Lower Tier REMIC Collection Account                     $685,437.47
                                                        -----------
Upper Tier REMIC Collection Account                     $685,437.47

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                   ($537,279.71)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                  ($147,976.50)

Expenses Payable                                              $0.00


REMIC Taxes Payable                                           $0.00

Interest Payable to Class 1-R Certificate                    ($7.97)



Principal Payable to Class 1-R Certificate                    $0.00

Due to Class 1-RS Certificate                              ($173.29)
                                                        -----------
Net Balance                                                  ($0.00)
                                                        ===========



Beginning Aggregate Agency MBS Balance :            $100,001,006.61
Ending Aggregate Agency MBS Balance :                $18,155,495.98


  Aggregate Cash Flow Value Decline:                    $537,279.71
                                                     --------------
  *Aggregate Amount of Principal Distributable:         $537,279.71




  Principal Allocation:


  Aggregate Amount of Principal
  Distributable to Classes 1-D and 1-I:

  Class 1-D:               3.24974121%
  Class 1-I:               0.70553289%

  Aggregate Amount of Principal
  Distributable to Classes 1-G,1-H and 1-R :

  Class 1-R:               0.00000000%





  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

              Distribution Date Statement for      October  20, 1995

                     UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
Class   RATE      Outstanding    Cert.         Accrued       Payable
----- --------- ---------------- ----------- ------------ --------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00

 1-D    9.0000%   $6,654,460.34      16,500   $49,908.45     $49,908.45

 1-E    9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00

 1-I  259.5000%      $37,308.92         152    $8,068.05      $8,068.05
                 --------------      ------  -----------    -----------
                 $18,691,769.26      96,702  $147,976.50    $147,976.50


                                                                    Principal Balance
     Interest                       Principal       Principal       Per $1,000
    Payable Per      Principal     Payable Per     Balance After    CTF After
    $1,000 CTF        Payable*      $1,000 CTF   October  20, 1995  October  20, 1995
 ----------------- --------------  ------------  -----------------  ----------------
        $0.000000          $0.00     $0.000000              $0.00         $0.000000

        $0.000000          $0.00     $0.000000              $0.00         $0.000000

        $0.000000          $0.00     $0.000000              $0.00         $0.000000

        $3.024755    $536,207.30    $32.497412      $6,118,253.04       $370.803215

        $7.500000        -              -          $12,000,000.00     $1,000.000000

        $0.000000          $0.00     $0.000000              $0.00         $0.000000

        $0.000000          $0.00     $0.000000              $0.00         $0.000000

        $0.000000          $0.00     $0.000000              $0.00         $0.000000

       $53.079276      $1,072.41     $7.055329         $36,236.51       $238.398092
                     -----------                   --------------
                     $537,279.71                   $18,154,489.55



                                                          UPPER TIER REMIC REGULAR CERTIFICATES


                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per      Principal
        RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF        Payable*
      --------- ---------------- ----------- ------------ --------------  ----------------- -------------
 1-R    0.0000%           $0.00       3,298        $7.97          $7.97          $0.002417          $0.00



                                    Principal Balance
    Principal       Principal         Per $1,000
   Payable Per     Balance After       CTF After
    $1,000 CTF   October 20, 1995   October 20, 1995
   ------------  -----------------  ----------------
     $0.000000              $0.00         $0.000000


                                                           LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*     October 20, 1995
----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $6,685,187.23      16,533   $52,924.40    $537,279.71      $6,147,907.52

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                 --------------     -------  -----------    -----------     --------------
                 $18,709,187.23     100,000  $148,114.40    $537,279.71     $18,171,907.52


      Agency MBS Collections :
               Interest                                     $790,054.51
               Principal                                     $99,819.26
      Investment Income                                         $307.57
                                                            -----------
      Lower Tier REMIC Collection Account                   $890,181.34
                                                            -----------
      Upper Tier REMIC Collection Account                   $890,227.64

      Aggregate Prin Payable to Holders of
      Upper Tier REMIC Regular Certificates                ($273,746.19)

      Aggregate Interest Payable to Holders of
      Upper Tier Remic Regular Certificates                ($159,730.84)

      Expenses Payable                                            $0.00

      REMIC Taxes Payable                                         $0.00

      Interest Payable to Class 1-R Certificate             ($82,011.91)

      Principal Payable to Class 1-R Certificate                  $0.00

      Ending Aggregate Agency MBS Balance:               $99,696,539.20



              Aggregate Cash Flow Value Decline:                               $99,819.26
                                                                            -------------
              *Aggregate Amount of Principal Distributable:                    $99,819.26



              Principal Allocation:         Class 1-F:                        79.16005933%

                                            Class 1-R:                        20.83994067%

